                                                                   EXHIBIT 10.23

                               PURCHASE AGREEMENT

     This Purchase Agreement (the "Agreement") is made this 28th day of July, 1998, between Cost-U-Less Inc. (the "Company"), a Washington corporation and Kula Fund Limited (the "Purchaser"), a Vanuatu registered company.

                                    RECITALS

     A. The Company is proposing to sell shares of its Common Stock (the "Common Stock") in an initial public offering (the "Public Offering") as set forth in Amendment No. 3 to Registration Statement on Form S-1 as filed with the Securities and Exchange Commission (the "SEC") on June 23, 1998 and subsequent amendments to such registration statement filed with the SEC to and including the date of this Agreement (the "Registration Statement"). The Registration Statement is currently being reviewed by the SEC and the Company contemplates conducting the Public Offering upon the effectiveness of the Registration Statement.

     B. The Company desires to sell to the Purchaser and the Purchaser desires to purchase from the Company 160,000 shares of Common Stock in a transaction exempt from registration under the Securities Act of 1933, as amended (the "1933 Act") pursuant to Regulation S under such 1933 Act and to consummate such transaction simultaneously with the closing of the Public Offering.

     C. The Company also desires to sell to the Purchaser for consideration of $100 a warrant to purchase 117,000 shares of Common Stock on the terms and conditions set forth in the form of Warrant attached hereto as Exhibit A (the "Warrant").

     D. The Company has executed the Agreement concurrently with the underwriting agreement contemplated in connection with the Public Offering.

                                   AGREEMENT

     In consideration of the mutual covenants contained in this Agreement, the Company and the Purchaser agree as follows:

1.   Purchase and Sale of Shares

     1.1  Purchase and Sale

          On the basis of the representations, warranties and agreements herein contained, but subject to the conditions herein set forth, the Company agrees to issue and sell to the Purchaser and the Purchaser agrees to purchase from the Company, (a) 160,000 shares of Common Stock (the "Shares") at a purchase price per share equal to the price the Common Stock is initially offered to the public in the Public Offering, and (b) the Warrant at a price of $100.

     1.2  Closing

          Delivery of the definitive certificates for the Shares shall be made against payment of the purchase price therefor by the Purchaser by certified or official bank check payable to the order of the Company or by wire transfer of funds to the account of the Company at the date and time of the closing of the public offering as contemplated in the underwriting agreement between the Company and the representatives of the underwriters (the "Closing" and the "Closing Date"). Delivery of the Warrant shall be made against payment of the price therefor at the Closing.

2.   Representations and Warranties of the Company

     The Company hereby represents and warrants to the Purchaser as follows:

     2.1  Existence and Qualification

          The Company is a corporation duly organized, validly existing and authorized to transact business in the corporate form under the laws of the State of Washington. The Company is duly qualified to do business and in good standing as a foreign corporation in each jurisdiction where standing to so qualify or be in good standing as a foreign corporation could reasonably be expected to have a material adverse effect on it business, operations, properties or condition (financial or otherwise), or its ability to perform its obligations under this Agreement.

     2.2  Power and Authority

          The Company has all corporate power and authority necessary to own, operate or lease its properties and assets and to conduct its business as now conducted by it. The Company has all corporate power and authority necessary to issue the Shares and the Warrant and to execute, deliver, and perform its obligations under this Agreement under the Warrant.

     2.3  Corporate Action

          The Company has taken all corporate action required to authorize the issuance of the Shares and the Warrant and the execution, delivery and performance of the Agreement and of the Warrant. The Company has duly executed and delivered the Agreement. The Warrant and the certificates representing the Shares have been duly and properly authorized.

     2.4  Consents; Governmental Approvals

          No consent or approval of any person, firm or corporation, and no consent, license, approval or authorization of, or registration, filing or declaration with, any governmental authority is required to be obtained or made by or on behalf of the Company in connection with the issuance and sale of the Shares or the Warrant, the execution, delivery or performance of the Agreement or the completion of the transactions contemplated thereby, except for (i) the approval of the Board of Directors of the Company, and (ii) filings with the SEC and Nasdaq.

     2.5  Binding Effect

          The Agreement is, and the Warrant when executed will be, a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or limitations on the availability of equitable remedies and except as rights to indemnification and contribution may be limited under federal and state securities laws.

     2.6  Absence of Conflicts

          The issuance of the Shares and the Warrant and the execution, delivery and performance of the Agreement by the Company do not and will not (i) conflict with or violate any provision of its Articles of Incorporation or Bylaws, (ii) conflict with or result in a violation, breach or default by the Company under
(x) any provision of any existing statute, law, rule or regulation binding on it or any order, judgment, award, decree, license or authorization of any court or governmental instrumentality, authority, bureau or agency binding on it, or (y) any material provision of any mortgage, indenture, lease or other contract, agreement, instrument or undertaking to which it is a party or will be a party immediately after the Closing, or by which or to which it or any of its property or assets is now or immediately after the Closing will be bound or subject, or
(iii) result in the creation or imposition of any lien, encumbrance or other charge on any of its properties or assets.

     2.7  No Defaults

          None of the Company or its subsidiaries is, or immediately after the Closing will be, in default under or in violation of (i) its Articles of Incorporation or Bylaws, (ii) any agreement or instrument to which it is a party relating to its indebtedness for borrowed money, (iii) any other agreement or instrument to which it is a party, (iv) any statute, rule, writ, injunction, judgment, decree, order or regulation of any court or governmental authority having jurisdiction over it, or (v) any license, permit, certification or approval requirement of any customer, supplier, governmental authority or other person, in any way that could reasonably be expected to have a material adverse effect on the business, operations, properties, assets or condition (financial or otherwise) of the Company or the Company's ability to perform its obligations under any of such agreements.

     2.8  Capitalization and Stockholders

          The entire authorized, issued and outstanding capital stock of the Company was as set forth in the Registration Statement, on and as of the dates indicated therein. Immediately after the Closing, all outstanding shares of capital stock will be duly and validly issued and, except as described in the Registration Statement, there will be no options, warrants or other rights outstanding involving the issuance of any additional shares of capital stock of the Company.

     2.9  Registration Statement

          The Company has furnished to the Purchaser a true and correct copy of the Registration Statement. The Registration Statement, at the time it was filed with the SEC, did not contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Registration Statement when filed with the SEC complied in all material respects with the applicable requirements of the 1933 Act.

     2.10  Financial Statements

          The financial statements of the Company included in the Registration Statement comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be otherwise indicated in such financial statements or the notes thereto) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

     2.11  No Material Adverse Change

          Since March 31, 1998, there has been no material adverse change in the businesses, properties, prospects, operations or financial condition of the Company and its Subsidiaries, except as otherwise disclosed or reflected in the Registration Statement, or otherwise disclosed in writing to the Purchasers on or before the Closing Date.

     2.12  Brokers

          The Company represents and warrants that, except with respect to the employment by the Company of Cruttenden Roth Incorporated as an agent and the employment of Streamline Capital Corporation as financial adviser, it has employed no brokers, agents or finders in carrying on the negotiations relating to this Agreement or to the transactions herein contemplated.

     2.13  Status of Shares

          The Shares, upon issuance by the Company following receipt of the consideration provided for herein and satisfaction of the other conditions set forth herein, will be duly authorized, fully paid and nonassessable. The shares issuable on exercise of the Warrant will be, when issued in accordance with the terms of the Warrant, duly authorized, fully paid and nonassessable.

     2.14  Securities Compliance

          (a) The Company is a Domestic Issuer (as that term is defined in Rule 902 of Regulation S of the 1933 Act).

          (b) Except with respect to securities offered and sold in the Public Offering, neither the Company nor any of its affiliates, nor any person acting on its or their behalf, has made or will make:

          (i) any offer to sell, or any solicitation of an offer to buy, any of Shares or Warrants to a U.S. Person or a person in the United States, or

          (ii) any sale of the Shares or Warrants unless, at the time the buy order was or will have been originated, the purchaser was outside the United

     States or the Company, its affiliates, and any person acting on its or their behalf reasonably believe that the purchaser is outside the United States.

          (c) During the period in which the Shares or Warrants are offered for sale, neither it nor any of its affiliates, nor any person acting on its or their behalf has made or will make any Directed Selling Efforts (as that term is defined in Rule 902 of Regulation S of the 1933 Act), or has taken or will take any action that would cause the exclusion from registration afforded by Regulation S to be unavailable for the offer and sale of the Shares or the Warrants.

          (d) The Company is not an open-end investment company or unit investment trust registered or required to be registered or closed-end investment company required to be registered, but not registered, under the United States Investment Company Act of 1940.

          (e) The Company will refuse to register any transfer of the Shares or the Warrant if such transfer is not made in accordance with the legend set forth in Section 3.1(f) hereof.

3.   Representations and Warranties of the Purchaser

     The Purchaser represents and warrants to the Company as follows:

     3.1  Status of the Purchaser; Regulation S

          (a) The Purchaser acknowledges that the Shares and Warrant have not been and will not be registered under the 1933 Act, or any applicable state securities law, and therefore constitute "restricted securities" within the meaning of Rule 144 thereof, and that the contemplated issuance may not be offered or sold in the United States or for the account or benefit of U.S. Persons (as described below) in reliance on an exclusion from such registration pursuant to Regulation S of the 1933 Act;

          (b) The Purchaser understands that if it decides to offer, sell or otherwise transfer any of the Shares, the Warrant or the shares issuable on exercise of the Warrant, it will not offer, sell or otherwise transfer any of such securities, directly or indirectly, unless (i) the disposition is to the Company; (ii) the disposition is made outside the United States in compliance with the requirements of Rule 903 or Rule 904 of Regulation S, if available (or such successor rule or regulation as then in effect); (iii) there is in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement and any applicable state securities laws; (iv) the disposition complies in all respects with Rule 144 or Rule 145 under the 1933 Act and any applicable state securities laws, or (v) in a transaction that does not require registration under the 1933 Act and any applicable state securities laws and it has, prior to such disposition, furnished to the Company an opinion of counsel of recognized standing reasonably satisfactory to the Company;

          (c) The Purchaser will not engage in hedging transactions with regard to the Shares or Warrant during the one year "distribution compliance period" beginning on the date of the Closing unless in compliance with the 1933 Act;

          (d) The Purchaser (i) is not a U.S. Person (as such term is defined in Regulation S) and is not acquiring the Shares or Warrant for the account or benefit of a U.S. Person and (ii) was not offered, did not execute and did not deliver this Agreement while in the United States;

          (e) The Shares and Warrant are being acquired for investment purposes, not as a nominee or agent, and not with a view to any resale, distribution or other disposition of the Shares or Warrant, of any part thereof, in violation of the 1933 Act or applicable state securities laws;

          (f) The Purchaser is an "accredited investor" as that term is defined in Rule (501(a) under the 1933 Act, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares and Warrant, has so evaluated the merits and risks of such investment and is able to bear the economic risk of such investment and, at the present time, is able to afford a complete loss of such investment.

          (g) The Purchaser understands that upon the original issuance thereof, and until such time as the same is no longer required under applicable requirements of the 1933 Act or applicable state securities laws, certificates representing the Shares, and all certificates issued in exchange therefore or in substitution thereof, shall bear the following legend:

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY,
     (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, IF AVAILABLE, (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND IN

     COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, (D) IN A TRANSACTION THAT COMPLIES IN ALL RESPECTS WITH THE REQUIREMENTS OF RULE 144 OR RULE 145 UNDER THE SECURITIES ACT, IF AVAILABLE, AND IN COMPLIANCE WITH ANY STATE SECURITIES LAWS, (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS AND, PRIOR TO SUCH DISPOSITION, THE HOLDER HAS FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE COMPANY.

          THE HOLDER HEREOF MAY NOT ENGAGE IN ANY HEDGING TRANSACTIONS WITH RESPECT TO THE SECURITIES EVIDENCED HEREBY FOR A PERIOD OF ONE YEAR FROM THE DATE OF ORIGINAL ISSUANCE UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

          (i) The Purchaser acknowledges that the Company will refuse to register any transfer of the Shares or Warrant if such transfer is not made in accordance with the legend set forth in subparagraph (g) above.

     3.2  Authorization and Execution

          The purchase of the Shares and Warrant to be acquired hereunder has been duly and properly authorized by the Purchaser by all necessary action and the Agreement have been duly executed and delivered by it and neither the purchase of the Shares and the Warrant to be acquired hereunder nor the execution and performance of the Agreement conflicts with or violates its operating agreement or any law, regulation or court order applicable to it or any other agreement to which it is subject.

     3.3  The Purchaser's Investigation

          The Purchaser has made such examination, review and investigation of facts and circumstances necessary to evaluate the purchase of the Shares and Warrant to be acquired hereunder as it has deemed necessary or appropriate and has made its own investment determination and analysis based upon such information as the Purchaser deemed sufficient to enter into this Agreement and not based on any statements or representations by the Company.

     3.4  Organization

          The Purchaser is duly organized, validly existing and in good standing under the laws of Vanuatu. The Purchaser has all requisite power and authority to own and lease its properties and to carry on its business as presently conducted except where a lack of such power would not reasonably be expected to have a material adverse effect upon the financial condition, business, or results of operations of the Purchaser. The Purchaser has all the power and authority necessary to execute, deliver and perform its obligations under the Agreement.

     3.5  Consents; Governmental Approvals

          No consent or approval of any person, firm or corporation, and no consent, license, approval or authorization of, or registration, filing or declaration with, any governmental authority is required to be obtained or made by or on behalf of the Purchaser in connection with the purchase of the Shares and Warrant, the execution, delivery or performance by the Purchaser of any of the Agreements or the completion of the transactions contemplated thereby.

     3.6  Binding Effect

          The Agreement is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally or limitations on the availability of equitable remedies and except as rights to indemnification and contribution may be limited under federal and state securities laws.

4.   Conditions to Obligations of the Purchaser

          The obligation of the Purchaser to purchase Shares and Warrant hereunder on the Closing Date shall be subject to the satisfaction of each of the following conditions precedent on the Closing Date:

     4.1  No Governmental Proceeding or Litigation

          At the Closing Date, no order, injunction, decree or judgment of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any governmental body, or legal or administrative proceeding by any governmental body shall have been instituted, or threatened in writing, which questions the validity or legality of the transactions contemplated hereby.

     4.2  Additional Documents

          The Purchaser shall have received all such agreements, documents, instruments, approvals, certificates, legal opinions and information as the Purchaser shall reasonably request in connection with this Agreement, the Shares, the Warrant and the transactions herein and therein contemplated, all of which shall be in form and in substance reasonably satisfactory to the Purchaser.

     4.3  Public Offering

     The closing of the Public Offering shall have occurred.

5.   Conditions to the Company's Obligations

     The obligations of the Company to consummate the sale of the Shares and the Warrant shall be subject to the satisfaction, on or before the Closing Date, of the following conditions:

     5.1  No Governmental Proceeding or Litigation

          At the Closing Date, no order, injunction, decree or judgment of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated hereby, and no suit, action, investigation, inquiry or proceeding by any governmental body, or legal or administrative proceeding by any governmental body shall have been instituted, or threatened in writing, which questions the validity or legality of the transactions contemplated hereby.

     5.2  Additional Documents

          The Company shall have received all such agreements, documents, instruments, approvals, certificates, legal opinions and information as the Company shall reasonably request in connection with this Agreement, the Shares, the Warrant and the transactions herein and therein contemplated, all of which shall be in form and in substance reasonably satisfactory to the Company and its counsel.

     5.3  Public Offering

     The closing of the Public Offering shall have occurred.

6.   Survival and Indemnification

     6.1  Survival of Agreements

          The representations and warranties of the Company set forth in Section 2 and of the Purchaser set forth in Section 3 hereof shall survive the Closing until the second anniversary of the date of this Agreement.

     6.2  Indemnification by the Company

          The Company shall indemnify and hold harmless the Purchaser from and against any and all Losses suffered or incurred by the Purchaser as a result of the breach or incorrectness of any representation and warranty of the Company set forth in Section 2 of this Agreement. The Purchaser shall promptly notify the Company in writing of the occurrence of any event, or of its discovery of any facts, which in the Purchaser's opinion entitle or may entitle it to indemnification hereunder. The Purchaser's failure to do so shall not preclude it from seeking indemnification hereunder from the Company unless such failure has materially prejudiced the Company's ability to defend as provided herein. With respect to any threatened or asserted claims of third parties, the Company shall have the right to defend such claims by counsel of their choosing and to direct or control the defense and settlement thereof. The Purchaser shall cooperate in all reasonable respects with such counsel. In no event shall the indemnification obligations of the Company exceed the aggregate sale price of the Shares sold by the Company pursuant to this Agreement, plus reasonable legal fees and expenses.

     6.3  Indemnification by the Purchaser

          The Purchaser shall indemnify and hold harmless the Company from and against any and all Losses suffered or incurred by the Company as a result of the breach or incorrectness of any representation and warranty of the Purchaser set forth in Section 3 of this Agreement. The Company shall promptly notify the Purchaser in writing of the occurrence of any event, or of its discovery of any facts, which in the Company's opinion entitle or may entitle it to indemnification hereunder. The Company's failure to do so shall not preclude it from seeking indemnification hereunder from the Purchaser unless such failure has materially prejudiced the Purchaser's ability to defend as provided herein. With respect to any threatened or asserted claims of third parties, the Purchaser shall have the right to defend such claims by counsel of its choosing and to direct or control the defense and settlement thereof. The Company shall cooperate in all reasonable respects with such counsel. In no event shall the indemnification obligations of the Purchaser exceed the aggregate purchase price of the Shares purchased by the Purchaser pursuant to this Agreement.

7.   Termination

     This Agreement shall be terminated and of no further force and effect upon
(a) the mutual agreement of the Company and the Purchaser or (b) the failure of the Closing to occur hereunder by July 31, 1998.

8.   Miscellaneous

     8.1  No Waiver; Modifications in Writing

          (a) No failure or delay on the part of the Company or the Purchaser in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or the Purchaser at law or in equity. No waiver of or consent to any departure by the Company or the Purchaser from any provision of this Agreement shall be effective unless in writing and signed by the party entitled to the benefit thereof. No amendment, modification or termination of any provision of this Agreement shall be effective unless in writing and signed by or on behalf of the Company and the Purchaser. Any amendment, supplement or modification of or to any of this Agreement, any waiver of any provision of this Agreement, and any consent to any departure from the terms of any provision of this Agreement, shall be effective only in the specific instance and for the specific purpose for which made or given.

     8.2  Notices

          All notices and demands provided for hereunder shall be in writing, ad shall be given by registered or certified mail, return receipt requested, telecopy, courier service or personal delivery, and, if to the Purchaser, addressed to the Purchaser at:

               Kula Fund Limited
               2nd Floor, Law House
               Kumul Highway
               PO Box 166
               Port Vila, Vanuatu
               Attention:  Liam Cully
or to such other address as the Purchaser may designate to the Company in writing and, if to the Company, addressed to the Company at:

               Cost-U-Less, Inc.
               12410 S.E. 32nd Street
               Bellevue, Washington 98005
               Attention:  Michael J. Rose

or to such other address as the Company may designate in writing. All such notices and demands shall be deemed given when received.

     8.3  Execution in Counterparts

          This Agreement may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

     8.4  Binding Effect; Assignment

          The rights of the Purchaser or the Company under this Agreement may not be assigned to any other Person except with the prior written consent of the other parties hereto. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement, and their respective successors and permitted assigns. This Agreement shall be binding upon the Company and the Purchaser, and their respective successors and permitted assigns.

     8.5  GOVERNING LAW

          This Agreement shall be deemed to be a contract made under the laws of the State of Washington, and for all purposes shall be construed in accordance with the laws of said state, without regard to principles of conflicts of laws.

     8.6  Severability of Provisions

          Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     8.7  Headings

          The Articles and Section headings used or contained in this Agreement are for convenience of reference only and shall not affect the construction of this Agreement.

     8.8  No Reliance

          Each party hereto acknowledges that it has obtained separate advice with respect to the legal, tax and accounting consequences of the transactions contemplated by this Agreement, and that it has neither sought nor relied upon any such advice from any other party hereto or its Affiliates.

     8.9  Entire Agreement

          This Agreement and agreements executed contemporaneously herewith constitute the entire agreement among the parties with respect to the purchase and sale of the Shares and the Warrant to be acquired by the Purchaser hereunder, and, as of the date hereof, there are no promises or undertakings with respect thereto relative to the subject matter hereof not expressly set forth or referred to herein.

     8.10  Further Assurances

          Each of the Company and the Purchaser will execute and deliver or cause to be executed and delivered such further instruments and do or cause to be done such further acts as may be reasonably necessary to carry out its obligations under this Agreement.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.


                              COST-U-LESS, INC.

                              By: /s/ MICHAEL J. ROSE
                                  ---------------------
                                 Name:  Michael J. Rose
                                 Title:  President


                              KULA FUND LIMITED

                              By: /s/ ASHLEY EMBERSON-BAIN
                                  --------------------------
                                 Name:  Ashley Emberson Bain
                                 Title:  Managing Director
                                     Pacific Capital Partners Limited
                                     General Manager, Kula Fund Limited